                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

--------------------------------------------------------------------------------

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): December 4, 2000



                             PLANAR SYSTEMS, INC.
            (exact name of registrant as specified in its charter)

Oregon                                   0-23018                93-0835396
(State or other jurisdiction of       (Commission             (IRS Employer
incorporation or organization)        File Number)           Identification No.)


1400 N.W. Compton Drive, Beaverton, Oregon                       97008
(Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: (503)690-1100

--------------------------------------------------------------------------------

Item 5.   OTHER EVENTS
          ------------

          On December 4, 2000, Planar Systems, Inc. (the "Company") issued a press release announcing that it had signed a definitive agreement to acquire AllBrite Technologies, Inc. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)    Exhibits

          99.1   Press Release issued by Planar Systems, Inc. on December 4,
                 2000


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on December 4, 2000.

                                           PLANAR SYSTEMS, INC.
                                           (Registrant)

                                           /s/ Steve Buhaly
                                           ---------------------------
                                           Steve Buhaly
                                           Vice President and
                                           Chief Financial Officer